UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22435
Kayne Anderson Energy Development Company
(Exact name of registrant as specified in charter)

717 Texas Avenue, Suite 3100, Houston, Texas	77002

(Address of principal executive offices)	(Zip code)
David Shladovsky, Esq.
KA Fund Advisors, LLC, 717 Texas Avenue, Suite 3100, Houston, Texas 77002
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 493-2020
Date of fiscal year end: November 30, 2010
Date of reporting period: May 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The report of Kayne Anderson Energy Development Company (the “Registrant”) to stockholders for the semi-annual period ended May 31, 2010 is attached below.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report of Kayne Anderson Energy Development Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
PORTFOLIO SUMMARY
(UNAUDITED)
Portfolio Investments by Category *

May 31, 2010	November 30, 2009

*	As a percentage of long-term investments.
Top 10 Holdings by Issuer*

	Public /	Equity /		May 31,	November 30,
Holding	Private	Debt	Sector	2010	2009
1. International Resource Partners LP	Private	Equity	Coal	19.4%	17.2%
2. Direct Fuels Partners, L.P.	Private	Equity	Midstream	14.9	16.3
3. VantaCore Partners LP	Private	Equity	Aggregates	12.8	12.8
4. Antero Resources Finance Corp.	Private	Debt	Upstream	4.6	3.8
5. Eagle Rock Energy Partners, L.P.	Public	Equity	Midstream/ Upstream	3.9	3.0
6. Texas Competitive Electric Holdings	Private	Debt	Utility	3.5	3.4
7. Copano Energy, L.L.C	Public	Equity	Midstream	3.3	1.5
8. Plains All American Pipeline, L.P.	Public	Equity	Midstream	2.9	2.6
9. Energy Transfer Partners, L.P.	Public	Equity	Midstream	2.6	0.8
10. ONEOK Partners, L.P.	Public	Equity	Midstream	2.3	0.5

*	As a percentage of long-term investments.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)
Company Overview
We are a non-diversified, closed-end management investment company organized under the laws of the State of Maryland. We are a taxable corporation, paying federal and applicable state taxes on our taxable income. Our operations are externally managed and advised by our investment adviser, KA Fund Advisors, LLC (“KAFA”), pursuant to an investment management agreement. Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. We will seek to achieve this objective by investing at least 80% of our total assets in securities of Energy Companies. A key focus area for our investments in the energy industry is and will continue to be equity and debt investments in Midstream Energy Companies structured as limited partnerships. We also expect to continue to evaluate equity and debt investments in Upstream and Other Energy Companies. “Energy Companies,” “Midstream Energy Companies,” “Upstream Energy Companies” and “Other Energy Companies” are each defined in Note 1 — Organization.
Withdrawal of Business Development Company Election
At our annual meeting of stockholders on June 30, 2010, our stockholders approved the withdrawal of our election to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The withdrawal of our BDC election was effective upon filing Form N-54C with the SEC on July 7, 2010.
We believe the withdrawal will be beneficial for the following reasons: (i) to provide us with more flexibility in meeting our investment objective, (ii) to ensure that we have the ability to obtain sources of leverage on reasonable terms, and (iii) to maintain adequate liquidity to repay a portion of our outstanding leverage in the event of a market downturn.
In connection with the withdrawal, our investment management agreement with KAFA was amended to remove the incentive fee paid to KAFA. Additionally, we will no longer be subject to the requirement that 70% of our portfolio must be comprised of “qualifying assets,” which generally include domestic private companies (the “70% Test”).
Our investment objective is unchanged after the withdrawal, but our target mix of portfolio investments is revised as follows. Under normal market conditions, our portfolio investments will be allocated (i) between 50% and 70% in private MLPs, (ii) between 30% and 50% in public MLPs and (iii) between 0% and 20% in debt securities of public and private Energy Companies.
The following table outlines certain key similarities and differences in our structure and governance before and after the withdrawal.

	Before Withdrawal	After Withdrawal
Type of Fund	BDC	Closed-end fund
Governed by the 1940 Act	Yes	Yes
Subject to the 70% Test	Yes	No
Annual Base Management Fee	1.75%	1.75%
Incentive Management Fee	Yes	No
Maximum Leverage under the 1940 Act	50%	33%
Independent Directors	Majority	Majority
Tax Status	C-corporation	C-corporation
Distribution Policy	Quarterly	Quarterly
Tax Reporting	Form 1099-DIV	Form 1099-DIV
Unrelated Business Taxable Income (UBTI)	No	No

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)
Distributions
We pay quarterly distributions to our common stockholders, funded in part by distributable cash flow (“DCF”) generated from our portfolio investments. DCF is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. DCF is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of DCF to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.
Income from portfolio investments includes (a) cash distributions paid by MLPs, (b) paid-in-kind dividends received from MLPs and MLP Affiliates and (c) interest income from debt securities.
Operating expenses include (a) management fees paid to our investment advisor, (b) other expenses (mostly attributable to fees paid to other service providers) and (c) leverage costs, including interest expense.
Distributable Cash Flow (DCF)
(amounts in millions, except for per share amounts)

Three Months
Ended
May 31, 2010
Distributions and Other Income from Investments
Dividends and Distributions	$2.6
Paid-In-Kind Dividends	1.3
Interest Income	0.9

Total Distributions and Other Income from Investments	4.8
Expenses
Investment Management Fee	(0.9)
Other Expenses	(0.5)

Total Management Fee and Other Expenses	(1.4)
Interest Expense	(0.3)

Distributable Cash Flow (DCF)	$3.1

Weighted Shares Outstanding	10.2
DCF per Weighted Share Outstanding	$0.30

Payment of future distributions is subject to board of directors approval, as well as meeting the covenants of our credit facility. In determining our quarterly distribution to common stockholders, our board considers a number of factors which include, but are not limited to:
•	DCF generated in the current quarter;
•	Expected DCF over the next twelve months; and
•	Realized and unrealized gains generated by the portfolio
On June 29, 2010, we declared our quarterly distribution of $0.30 per common share for the period March 1, 2010 through May 31, 2010 for a total of $3.1 million. The distribution is payable on July 29, 2010 to stockholders of record on July 16, 2010. During the six months ended May 31, 2010, we paid distributions totaling $6.1 million, or $0.60 per common share.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)
The component of our distribution that is from our current or accumulated earnings and profits will be taxable to a stockholder as dividend income. This income will be treated as qualified dividends for Federal income tax purposes at a rate of 15%. The special tax treatment for qualified dividends is scheduled to expire on December 31, 2010. Distributions that exceed our current or accumulated earnings and profits will be treated as a tax-deferred return of capital to the extent of a stockholder’s basis. We anticipate that a significant portion of the distributions paid in 2010 will be treated as a return of capital for tax purposes. The final determination of the tax character of these distributions will be made in early 2011 when we can determine our earnings and profits for the prior year. The final tax status of these distributions may differ substantially from this preliminary information.
Reconciliation of DCF to GAAP
The difference between distributions and other income from investments in the DCF calculation and total investment income as reported in our Statement of Operations is reconciled as follows:
•
GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital portion of such distributions.

•
DCF includes the value of dividends paid-in-kind (i.e., stock dividends), whereas such amounts are not included as investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

•
Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining DCF, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis over the remaining term of the debt security.

The treatment of expenses included in DCF also differs from what is reported in the Statement of Operations as follows:
•
The non-cash amortization of capitalized debt issuance costs related to our debt financings is included in interest expense for GAAP purposes, but is excluded from our calculation of DCF. Further, write-offs of capitalized debt issuance costs are excluded from our calculation of DCF, but are included in interest expense for GAAP purposes.

Portfolio Activity
During the three months ended May 31, 2010, we received distributions of $1.2 million from Direct Fuels Partners, L.P. (“Direct Fuels”). In lieu of a cash distribution on the common and preferred units owned by us, Direct Fuels paid a distribution on such units in Class D preferred units. The Class D preferred units are senior to the existing convertible preferred units and pay a quarterly dividend of $0.40 per unit (annual rate of 16%).
While we believe that Direct Fuels will generate sufficient distributable cash flow to make cash distributions during 2011, Direct Fuels has received a notice of default under its existing credit agreement and no cash distributions will be permitted until such covenants have been amended. Direct Fuels recently signed an agreement to sell its ethanol terminal for $16 million. In connection with such sale, Direct Fuels is in active discussions with its lenders regarding the repayment of approximately 40% of the outstanding balance under its credit agreement and the amendment of certain covenants.
During the quarter ended May 31, 2010, our private MLP investment in Quest Midstream Partners, L.P. (“Quest”) was converted to publicly traded common shares of PostRock Energy Corporation (“PostRock”) following the shareholder and unitholder approval of the recombination by the three related entities — Quest Resource Corporation, Quest Energy Partners, L.P. and Quest.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)
On May 27, 2010, we received transferable subscription rights from Eagle Rock Energy Partners, L.P. (“Eagle Rock”) at a ratio of 0.35 right per common unit. Each right entitled us to purchase from Eagle Rock at an exercise price of $2.50 one common unit and one warrant to purchase one additional common unit of Eagle Rock. On June 29, 2010, we exercised all of our rights and received 474,064 common units and 474,064 warrants of Eagle Rock.
Results of Operations — For the three months ended May 31, 2010
Investment Income. Investment income totaled $1.3 million and consisted primarily of interest income on our energy debt investments and net dividends and distributions. We received $2.6 million of cash dividends and distributions, of which $2.2 million was treated as a return of capital during the period.
The amount of investment income that we received is lower than previous periods primarily because we did not receive a cash distribution from our common and preferred investments in Direct Fuels. We received $1.2 million of preferred unit distributions, which is not included in investment income but is reflected as an unrealized gain.
Operating Expenses. Operating expenses totaled $1.9 million, including $0.9 million of base investment management fees; $0.5 million for interest expense, of which $0.2 million was for the amortization of debt issuance costs, and $0.5 million for other operating expenses. Base investment management fees were equal to an annual rate of 1.75% of average total assets.
Net Investment Loss. Our net investment loss totaled $0.4 million and included a deferred income tax benefit of $0.2 million.
Net Realized Gains. We had net realized gains from our investments of $3.3 million, net of $1.9 million of deferred tax expense. We monetized several of our investments in publicly traded MLPs in an effort to generate realized gains and to utilize our capital loss carryforwards.
Net Change in Unrealized Gains (Losses). We had net unrealized losses of $1.3 million. The net unrealized loss consisted of $2.0 million of unrealized losses from investments and a deferred tax benefit of $0.7 million. The majority of these losses are attributable to our publicly traded MLPs and, to a lesser extent, our debt investments.
Net Increase in Net Assets Resulting from Operations. We had an increase in net assets resulting from operations of $1.6 million. This increase is composed of a net investment loss of $0.4 million; net realized gains of $3.3 million; and net unrealized losses of $1.3 million, as noted above.
Liquidity and Capital Resources
As of May 31, 2010, we had approximately $7.2 million invested in short-term repurchase agreements. Our repurchase agreements are collateralized by U.S. Treasury securities, and our counterparty is J.P. Morgan Securities Inc.
On March 30, 2010, we refinanced our existing senior secured revolving credit facility with an amended and restated credit facility (the “Credit Facility”) with a syndicate of lenders. The Credit Facility has a $70 million commitment, a three year term (maturing on March 30, 2013), and outstanding loan balances under the Credit Facility accrue interest at a annual rate equal to LIBOR plus 2.00% based on the current borrowings and the current borrowing base. If borrowings exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in public MLPs and investments in bank debt and high yield bonds which are traded), the interest rate will increase to LIBOR plus 3.00%. We paid an upfront fee of 0.50% on the $70 million commitment at closing and will pay a commitment fee of 0.50% per annum on any unused amounts of the Credit Facility.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)
Our borrowing base, subject to certain limitations, is generally calculated by multiplying the fair value of each of our investments by an advance rate. The total contribution to our borrowing base from private MLPs is limited to no more than 25% of the total borrowing base and there is a limit of $7.0 million of borrowing base contribution from any single issuer.
As of May 31, 2010, we had $52.0 million of borrowings under our Credit Facility (at an interest rate of 2.28%), which represented 69.7% of our borrowing base of $74.6 million (83.2% of our borrowing base attributable to quoted securities). The maximum amount that we can borrow under our Credit Facility is limited to the lesser of our commitment amount of $70.0 million and our borrowing base.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF MAY 31, 2010
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value
Long-Term Investments — 116.5%
Equity Investments(a) — 93.8%
United States — 93.8%
Private MLP(b)(c) — 54.9%
Direct Fuels Partners, L.P. — Class A Common Units(d)	2,500	$25,000
Direct Fuels Partners, L.P. — Convertible Preferred Units(d)(e)	143	2,487
Direct Fuels Partners, L.P. — Class D Preferred Units(d)(f)	121	2,490
International Resource Partners LP(d)	1,500	39,000
VantaCore Partners LP(d)	1,465	25,632

		94,609

Publicly Traded MLP and MLP Affiliate(g) — 38.5%
Capital Product Partners L.P.	71	532
Copano Energy, L.L.C.	273	6,707
DCP Midstream Partners, LP	109	3,250
Eagle Rock Energy Partners, L.P.(h)	1,238	6,462
Eagle Rock Energy Partners, L.P. — Rights (b)(h)(i)(j)	433	1,456
Enbridge Energy Management, L.L.C.(k)	61	2,964
Enbridge Energy Partners, L.P.	65	3,259
Energy Transfer Partners, L.P.	118	5,195
Enterprise GP Holdings L.P.	71	3,096
Enterprise Products Partners L.P.	48	1,608
Exterran Partners, L.P.	82	1,682
Global Partners LP (h)	142	3,020
Holly Energy Partners, L.P.	21	828
Inergy, L.P.	99	3,624
Kinder Morgan Management, LLC(k)	7	368
MarkWest Energy Partners, L.P.	55	1,607
Martin Midstream Partners L.P.	45	1,347
ONEOK Partners, L.P.	76	4,580
Penn Virginia GP Holdings, L.P.	31	550
Plains All American Pipeline, L.P.(d)	103	5,915
Quicksilver Gas Services LP (h)	77	1,405
Regency Energy Partners LP	15	350
Targa Resources Partners LP	33	743
TC PipeLines, LP	3	104
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF MAY 31, 2010
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value
Publicly Traded MLP and MLP Affiliate(g) — (Continued)
Teekay LNG Partners L.P.	59	$1,693
Teekay Offshore Partners L.P.	23	452
Teekay Tankers Ltd.	73	804
TransMontaigne Partners L.P.(h)	67	1,897
Western Gas Partners, LP	44	985

		66,483

Other Equity(c) — 0.4%
PostRock Energy Corporation(j)(l)	145	703
Trident Resources Corp. — Warrants(j)(m)	100	—

		703

Total Equity Investments (Cost $171,977)		161,795

	Interest		Maturity	Principal
	Rate		Date	Amount
Energy Debt Investments(c) — 22.7%
Upstream — 10.3%
Antero Resources Finance Corp.	9.375%		12/1/17	$9,500	9,310
Hilcorp Energy Company	7.750		11/1/15	2,885	2,813
Hilcorp Energy Company	8.000		2/15/20	1,700	1,649
NFR Energy LLC	9.750		2/15/17	2,000	1,870
Petroleum Development Corporation	12.000		2/15/18	2,000	2,060

					17,702

Midstream and Other — 7.9%
Energy Future Holdings Corp.(n)	10.000		1/15/20	3,000	2,985
Niska Gas Storage US LLC	8.875		3/15/18	2,500	2,513
North American Energy Alliance LLC	10.875		6/1/16	1,000	1,022
Texas Competitive Electric Holdings (n)	(o	)	10/10/14	9,150	7,091

					13,611

Oilfield Services — 2.3%
ProPetro Services, Inc.(b)(j)(p)	(q	)	2/15/13	35,000	4,000

Coal — 2.2%
Drummond Company, Inc.	7.375		2/15/16	4,000	3,810

Total Energy Debt Investments (Cost $68,428)					39,123

Total Long-Term Investments (Cost $240,405)					200,918

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF MAY 31, 2010
(amounts in 000’s)
(UNAUDITED)

	Interest	Maturity
Description	Rate	Date	Value
Short-Term Investment — 4.2%
Repurchase Agreement— 4.2%
J.P. Morgan Securities Inc. (Agreement dated 5/28/2010 to be repurchased at $7,230), collateralized by $7,373 in U.S. Treasury bills (Cost $7,230)	0.120%	6/1/10	$7,230

Total Investments — 120.7% (Cost $247,635)			208,148

Senior Secured Revolving Credit Facility Borrowings			(52,000)
Other Assets in Excess of Total Liabilities			16,354

Net Assets			$172,502

(a)	Unless otherwise noted, equity investments are common units/common shares.

(b)	Fair valued and restricted security. See Notes 2, 4 and 8.

(c)	Unless otherwise noted, security is treated as an eligible portfolio company (“EPC”) under the 1940 Act.

(d)
The Company believes that it may be an affiliate of Direct Fuels Partners, L.P. (“Direct Fuels”), International Resource Partners LP (“IRP”) and VantaCore Partners LP and that it is an affiliate of Plains All American Pipeline, L.P. See Note 6 — Agreements and Affiliations.

(e)
The Convertible Preferred Units consist of three classes — Class A, B and C. Each class has a liquidation preference of $20.00 per unit and is convertible into Class A Common Units. See Note 8 — Restricted Securities.

(f)	The Class D Preferred Units are senior to Direct Fuels’ other Convertible Preferred Units and Class A Common Units. See Note 8 — Restricted Securities.

(g)
Unless otherwise noted, security is not treated as an EPC under the 1940 Act. As a BDC, the Company is generally prohibited from acquiring assets other than qualifying assets unless at least 70% of its total assets (excluding deferred tax assets) are qualifying assets under the 1940 Act. As of May 31, 2010, the percentage of the Company’s total assets (excluding deferred tax assets) that are qualifying assets was 72.3%. See Note 3 — Qualifying Assets Under the 1940 Act.

(h)	All or a portion of the Company’s holdings in this security are treated as an EPC under the 1940 Act. See Note 3 — Qualifying Assets Under the 1940 Act.

(i)
The Company received transferable subscription rights from Eagle Rock Energy Partners, L.P. (“Eagle Rock”) at a ratio of 0.35 rights per common unit on May 27, 2010. Each right entitles the Company to purchase from Eagle Rock at an exercise price of $2.50 one common unit and one warrant to purchase one additional common unit of Eagle Rock. The rights began trading publicly on the NASDAQ on June 1, 2010.

(j)	Security is non-income producing.

(k)	Distributions are paid-in-kind.

(l)
The Company’s private MLP investment in Quest Midstream Partners, L.P. (“Quest”) was converted to publicly traded common shares of PostRock Energy Corporation (“PostRock”) following the merger of three related entities — Quest Resource Corporation, Quest Energy Partners, L.P. and Quest.

(m)	Warrants expire on November 30, 2013.

(n)
Energy Future Holdings Corp., formerly TXU Corp., is a privately-held energy company with a portfolio of competitive and regulated energy subsidiaries. Texas Competitive Electric Holdings is a wholly owned subsidiary of Energy Future Holdings Corp.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF MAY 31, 2010
(amounts in 000’s)
(UNAUDITED)

(o)	Floating rate senior secured first lien term loan facility. Security pays interest at a rate of LIBOR + 350 basis points (3.80% as of May 31, 2010).

(p)
The Company holds 2,905 warrants that relate to the senior secured second lien term loan facility with ProPetro Services, Inc. These warrants were assigned no value as of May 31, 2010, are non-income producing and expire on February 15, 2017.

(q)
Floating rate senior secured second lien term loan facility. Security’s default interest rate is LIBOR + 1100 basis points, but the Company is not accruing interest income on this security. See Note 2 — Investment Income.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF NOVEMBER 30, 2009
(amounts in 000’s)

	No. of
Description	Shares/Units	Value
Long-Term Investments — 118.9%
Equity Investments(a) — 95.6%
United States — 95.6%
Private MLP(b)(c) — 56.1%
Direct Fuels Partners, L.P. — Class A Common Units(d)	2,500	$30,000
Direct Fuels Partners, L.P. — Class A Convertible Preferred Units(d)(e)	96	1,765
Direct Fuels Partners, L.P. — Class B Convertible Preferred Units(d)(f)	27	503
Direct Fuels Partners, L.P. — Class C Convertible Preferred Units(d)(g)	20	402
International Resource Partners LP	1,500	34,500
Quest Midstream Partners, L.P.(h)	361	1,713
VantaCore Partners LP(d)	1,465	25,632

		94,515

Publicly Traded MLP and MLP Affiliate(i) — 39.5%
Calumet Specialty Products Partners, L.P.	22	398
Capital Product Partners L.P.(j)	113	860
Copano Energy, L.L.C.	74	1,502
Copano Energy, L.L.C. — Unregistered, Class D Units(b)	76	1,491
DCP Midstream Partners, LP	91	2,295
Duncan Energy Partners L.P.	3	74
Eagle Rock Energy Partners, L.P.(j)(k)	1,113	5,264
Eagle Rock Energy Partners, L.P. (b)(j)(l)	148	686
Enbridge Energy Management, L.L.C.(m)	27	1,320
Enbridge Energy Partners, L.P.	91	4,489
Energy Transfer Equity, L.P.	119	3,506
Energy Transfer Partners, L.P.	37	1,606
Enterprise Products Partners L.P.	223	6,634
Exterran Partners, L.P.	82	1,590
Global Partners LP (j)	142	3,331
Holly Energy Partners, L.P.	11	396
Inergy, L.P.	99	3,280
Kinder Morgan Management, LLC(m)	34	1,730
K-Sea Transportation Partners L.P.	8	83
Magellan Midstream Holdings, L.P.	57	2,342
MarkWest Energy Partners, L.P.	108	2,768
Martin Midstream Partners L.P.	49	1,283
Navios Maritime Partners L.P.(j)	56	792
ONEOK Partners, L.P.	18	1,077
Plains All American Pipeline, L.P.(d)	103	5,200
Quicksilver Gas Services LP (j)	20	426
Regency Energy Partners LP	154	3,066
Targa Resources Partners LP	37	737
TC PipeLines, LP	10	352
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF NOVEMBER 30, 2009
(amounts in 000’s)

	No. of
Description	Shares/Units	Value
Publicly Traded MLP and MLP Affiliate(i) — (Continued)
Teekay LNG Partners L.P.	102	$2,485
Teekay Offshore Partners L.P.	23	413
TransMontaigne Partners L.P.(j)	46	1,198
Williams Partners L.P.	139	3,923

		66,597

Other Private Equity(c) — 0.0%
ProPetro Services, Inc. — Warrants(b)(n)	2,905	—
Trident Resources Corp. — Warrants(o)	100	—

		—

Total Equity Investments (Cost $175,611)		161,112

	Interest Rate		Maturity Date	Principal Amount
Energy Debt Investments(c) — 23.3%
United States — 21.8%
Upstream — 9.4%
Antero Resources Finance Corp.	9.375%		12/1/17	$7,500		7,519
Hilcorp Energy Company	7.750		11/1/15	6,585		6,338
Petroleum Development Corporation	12.000		2/15/18	2,000		2,020

						15,877

Midstream & Other — 6.0%
Energy Future Holdings Corp.(p)	(q	)	10/10/14	9,209		6,861
North American Energy Alliance LLC	10.875		6/1/16	1,000		1,042
Targa Resources, Inc.	8.500		11/1/13	2,155		2,112

						10,015

Oilfield Services — 4.2%
Dresser, Inc.	(r	)	5/4/15	5,000		4,575
ProPetro Services, Inc.(b)	(s	)	2/15/13	35,000		2,500

						7,075

Coal — 2.2%
Drummond Company, Inc.	7.375		2/15/16	4,000		3,770

Total United States (Cost $67,224)						36,737

Canada — 1.5%
Upstream — 1.5%
Athabasca Oil Sands Corp.(t) (Cost $2,434)	13.000		7/30/11	(u	)	2,510

Total Energy Debt Investments (Cost $69,658)						39,247

Total Long-Term Investments (Cost $245,269)						200,359

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF NOVEMBER 30, 2009
(amounts in 000’s)

	Interest	Maturity
Description	Rate	Date	Value
Short-Term Investments — 2.8%
Repurchase Agreements— 2.8%
J.P. Morgan Securities Inc. (Agreements dated 11/30/2009 to be repurchased at $4,710), collateralized by 4,798 in U.S. Treasury note (Cost $4,710)	0.070%	12/1/09	$4,710

Total Investments — 121.7% (Cost $249,979)			205,069

Senior Secured Revolving Credit Facility Borrowings			(56,000)
Other Assets in Excess of Total Liabilities			19,470

Net Assets			$168,539

(a)	Unless otherwise noted, equity investments are common units/common shares.

(b)	Fair valued and restricted security. See Notes 2, 4 and 8.

(c)	Unless otherwise noted, security is treated as an eligible portfolio company (“EPC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

(d)	The Company believes that it may be an affiliate of Direct Fuels Partners, L.P and VantaCore Partners LP and that is an affiliate of Plains All American, L.P. See Note 6 — Agreements and Affiliations.

(e)	The Class A Convertible Preferred Units are convertible into Class A Common Units on a one-for-one basis at a price of $20.00 per unit.

(f)	The Class B Convertible Preferred Units are convertible into Class A Common Units on a one-for-one basis at a price of $18.50 per unit.

(g)	The Class C Convertible Preferred Units are convertible into Class A Common Units on a one-for-one basis at a price of $15.50 per unit.

(h)	Security is non-income producing.

(i)
Unless otherwise noted, security is not treated as an EPC under the 1940 Act. As a business development company, the Company is generally prohibited from acquiring assets other than qualifying assets unless at least 70% of its total assets (excluding deferred tax assets) are qualifying assets under the 1940 Act. As of November 30, 2009, the percentage of the Company’s total assets (excluding deferred tax assets) that are qualifying assets was 70.5%. See Note 3 — Qualifying Assets Under the 1940 Act.

(j)	All or a portion of the Company’s holdings in this security are treated as an EPC under the 1940 Act. See Note 3 — Qualifying Assets Under the 1940 Act.

(k)	Common units are unregistered but may be sold pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”).

(l)	Unregistered common units which were placed in escrow for a period of 18 months following the sale of Millennium Midstream Partners, L.P. (the escrow account will be released on April 1, 2010).

(m)	Distributions are paid-in-kind.

(n)	Warrants relate to the Company’s floating rate senior secured second lien term loan facility with ProPetro Services, Inc. These warrants are non-income producing and expire on February 15, 2017.

(o)	Warrants are non-income producing and expire on November 30, 2013.

(p)	Energy Future Holdings Corp., formerly TXU Corp., is a privately-held energy company with a portfolio of competitive and regulated energy subsidiaries, including TXU Energy, Oncor and Luminant.

(q)	Floating rate senior secured second lien term loan facility. Security pays interest at a rate of LIBOR + 350 basis points (3.78% as of November 30, 2009).
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF NOVEMBER 30, 2009
(amounts in 000’s)

(r)	Floating rate senior secured second lien term loan facility. Security pays interest at a rate of LIBOR + 575 basis points (5.99% as of November 30, 2009).

(s)
Floating rate senior secured second lien term loan facility. Security’s default interest rate is LIBOR + 1100 basis points, but the Company is not accruing interest income on this security. See Note 2 — Investment Income.

(t)	Security is not treated as an EPC under the 1940 Act.

(u)	Security’s principal amount is 2,500 Canadian dollars.
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
STATEMENT OF ASSETS AND LIABILITIES
(amounts in 000’s, except share and per share amounts)

	May 31,
	2010	November 30,
	(Unaudited)	2009
ASSETS
Investments, at fair value:
Non-affiliated (Cost — $141,402 and $172,244)	$100,394	$136,857
Affiliated (Cost — $99,003 and $73,025)	100,524	63,502
Repurchase agreements (Cost — $7,230 and $4,710)	7,230	4,710

Total investments (Cost — $247,635 and $249,979)	208,148	205,069
Deferred income tax asset	14,789	20,135
Receivable for securities sold	2,297	14
Interest, dividends and distributions receivable, net	1,148	410
Debt issuance costs, prepaid expenses and other assets	1,102	392

Total Assets	227,484	226,020

LIABILITIES
Senior secured revolving credit facility	52,000	56,000
Payable for securities purchased	1,314	17
Investment management fee payable	945	858
Accrued directors’ fees and expenses	75	74
Accrued expenses and other liabilities	648	532

Total Liabilities	54,982	57,481

NET ASSETS	$172,502	$168,539

NET ASSETS CONSIST OF
Common stock, $0.001 par value (200,000,000 shares authorized at May 31, 2010 and November 30, 2009; 10,215,995 and 10,163,978 shares issued and outstanding at May 31, 2010 and November 30, 2009, respectively)	$10	$10
Paid-in capital	204,113	203,576
Accumulated net investment loss, net of income taxes, less dividends	(9,346)	(2,869)
Accumulated net realized gains (losses) on investments, net of income taxes	3,205	(3,272)
Net unrealized losses on investments, net of income taxes	(25,480)	(28,906)

NET ASSETS	$172,502	$168,539

NET ASSET VALUE PER SHARE	$16.89	$16.58

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
STATEMENT OF OPERATIONS
(amounts in 000’s)
(UNAUDITED)

	Three Months Ended		Six Months Ended
	May 31,	May 31,	May 31,	May 31,
	2010	2009	2010	2009
INVESTMENT INCOME
Income
Dividends and Distributions:
Non-affiliated investments	$1,115	$1,855	$2,863	$4,533
Affiliated investments	1,543	1,950	2,334	3,899

Total dividends and distributions	2,658	3,805	5,197	8,432
Return of capital	(2,222)	(3,406)	(4,285)	(7,530)

Net dividends and distributions	436	399	912	902
Interest and other income	872	710	1,812	1,440

Total investment income	1,308	1,109	2,724	2,342

Expenses
Base investment management fees	945	776	1,858	1,553
Professional fees	173	209	335	433
Directors’ fees and expenses	77	69	152	144
Insurance	36	41	73	78
Administration fees	33	29	68	82
Custodian fees	17	17	33	32
Other expenses	155	147	289	352

Total Expenses — Before Interest Expense	1,436	1,288	2,808	2,674
Interest expense	485	296	864	680

Total Expenses	1,921	1,584	3,672	3,354

Net Investment Loss — Before Income Taxes	(613)	(475)	(948)	(1,012)
Deferred income tax benefit	224	204	346	396

Net Investment Loss	(389)	(271)	(602)	(616)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments	5,100	(9,936)	10,146	(12,483)
Foreign currency transactions	22	—	53	(6)
Options	—	17	—	17
Deferred income tax benefit (expense)	(1,869)	3,970	(3,722)	4,882

Net Realized Gains (Losses)	3,253	(5,949)	6,477	(7,590)

Net Change in Unrealized Gains (Losses)
Investments	(2,018)	23,578	5,423	18,356
Foreign currency translations	—	26	(27)	28
Options	—	(17)	—	—
Deferred income tax benefit (expense)	736	(9,056)	(1,970)	(7,196)

Net Change in Unrealized Gains (Losses)	(1,282)	14,531	3,426	11,188

Net Realized and Unrealized Gains	1,971	8,582	9,903	3,598

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,582	$8,311	$9,301	$2,982

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
STATEMENT OF CHANGES IN NET ASSETS
(amounts in 000’s, except share amounts)

	Six Months
	Ended		For the Year
	May 31,		Ended
	2010		November 30,
	(Unaudited)		2009
OPERATIONS
Net investment income (loss)	$(602)		$1,073
Net realized gains (losses)	6,477		(10,736)
Net change in unrealized gains	3,426		27,892

Net Increase in Net Assets Resulting from Operations	9,301		18,229

DIVIDENDS AND DISTRIBUTIONS
Dividends	(5,875	)(1)	—
Distributions — return of capital	(232	)(1)	(13,143	)(2)

Dividends and Distributions	(6,107)		(13,143)

CAPITAL STOCK TRANSACTIONS
Issuance of 52,017 and 60,992 shares of common stock from reinvestment of dividends	769		766

Increase in Net Assets from Capital Stock Transactions	769		766

Total Increase in Net Assets	3,963		5,852

NET ASSETS
Beginning of period	168,539		162,687

End of period	$172,502		$168,539

(1)
This is an estimate of the characterization of the distributions paid to common stockholders for the six months ended May 31, 2010 as either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, it may differ from the preliminary estimate.

(2)
The information presented in each of these items the actual characterization of a portion of the total distributions paid to common stockholders for the fiscal year ended November 30, 2009 as either dividends (ordinary income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
STATEMENT OF CASH FLOWS
(amounts in 000’s)
(UNAUDITED)

	Six Months Ended May 31,
	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$9,301	$2,982
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of long-term investments	(35,988)	(14,264)
Proceeds from sale of long-term investments	46,941	20,743
Purchase of short-term investments, net	(2,520)	(3,212)
Realized losses (gains) on investments	(10,146)	12,466
Return of capital distributions	4,285	7,530
Unrealized gains on investments (excluding impact of $0 and $28 of foreign currency translations)	(5,423)	(18,356)
Deferred income tax provision	5,346	1,918
Accretion of bond discount	(228)	(337)
Decrease in deposits with brokers	—	123
Increase in receivable for securities sold	(2,283)	(1,376)
Increase in interest, dividends and distributions receivable, net	(738)	(42)
Decrease (increase) in debt issuance costs, prepaid expenses and other assets	(710)	348
Increase in payable for securities purchased	1,297	4,288
Increase (decrease) in investment management fee payable	87	(296)
Increase (decrease) in accrued directors’ fees and expenses	1	(3)
Increase (decrease) in accrued expenses and other liabilities	116	(440)

Net Cash Provided by Operating Activities	9,338	12,072

CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of senior secured revolving credit facility	(4,000)	(5,000)
Cash distributions to stockholders	(5,338)	(7,072)

Net Cash Used in Financing Activities	(9,338)	(12,072)

NET CHANGE IN CASH	—	—
CASH — BEGINNING OF PERIOD	—	—

CASH — END OF PERIOD	$—	$—

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $769 and $0 for the six months ended May 31, 2010 and May 31, 2009, respectively.
During the six months ended May 31, 2010, there were no state income taxes paid and interest paid was $452. During the six months ended May 31, 2009, there were no state income taxes paid and interest paid was $1,009.
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Six					For the Period
	Months Ended					September 21,
	May 31,					2006 through
	2010		For the Year Ended November 30,			November 30,
	(Unaudited)		2009	2008	2007	2006
Per Share of Common Stock(1)
Net asset value, beginning of period	$16.58		$16.10	$24.39	$24.19	$23.32

Net investment income (loss)	(0.06)		0.10	(0.35)	0.36	0.09
Net realized and unrealized gain (loss) on investments	0.97		1.68	(5.89)	1.18	0.78
Net change in unrealized losses — conversion to taxable corporation	—		—	(0.38)	—	—

Total income (loss) from investment operations	0.91		1.78	(6.62)	1.54	0.87

Dividends(2)	(0.60)		—	—	(0.95)	—
Distributions from net realized long-term capital gains(2)	—		—	—	(0.15)	—
Distributions — return of capital(2)	—		(1.30)	(1.67)	(0.24)	—

Total Dividends and Distributions	(0.60)		(1.30)	(1.67)	(1.34)	—

Net asset value, end of period	$16.89		$16.58	$16.10	$24.39	$24.19

Market value per share, end of period	$14.46		$13.53	$9.63	$23.14	$22.32

Total investment return based on market value(3)	11.3%		56.0%	(54.8)%	9.3%	(10.7)%

Supplemental Data and Ratios(4)
Net assets, end of period	$172,502		$168,539	$162,687	$245,133	$241,914
Ratio of expenses to average net assets:
Management fees	2.2%		2.0%	2.4%	2.0%	1.7%
Other expenses	1.1		1.3	1.1	0.8	1.4

Subtotal	3.3		3.3	3.5	2.8	3.1

Interest expense	1.0		0.8	2.0	1.0	—
Management fee waivers	—		—	—	(0.4)	(0.5)

Expenses (exclusive of tax expense)	4.3		4.1	5.5	3.4	2.6

Tax expense	6.2		6.9	— (6)	0.8	—

Total expenses(5)	10.5%		11.0%	5.5%	4.2%	2.6%

Ratio of net investment income (loss) to average net assets	(0.7)%		0.7%	(1.6)%	1.5%	1.9%

Net increase (decrease) in net assets resulting from operations to average net assets	5.4	%(7)	11.3%	(31.1)%	6.2%	3.7	%(7)
Portfolio turnover rate	17.6	%(7)	20.9%	27.0%	28.8%	5.6	%(7)
Average net assets	$173,039		$160,847	$214,818	$248,734	$235,199

Average shares of common stock outstanding	10,186,326		10,116,071	10,073,398	10,014,496	10,000,060
Average amount of borrowings outstanding under the Credit Facilities	$56,753		$53,422	$75,563	$32,584	—

Average amount of borrowings outstanding per share of common stock during the period	$5.57		$5.28	$7.50	$3.25	—

(1)	Based on average shares of common stock outstanding for each of the periods ended.

(2)
The information presented for the six months ended May 31, 2010 is a current estimate of the characterization of a portion of the total distributions paid to common stockholders. The information presented for each of the other periods is the actual characterization of a portion of the total distributions paid to common stockholders as either dividends (ordinary income) or distributions (return of capital) based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

(3)
Not annualized for the six months ended May 31, 2010 and for the period September 21, 2006 through November 30, 2006. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(4)	Unless otherwise noted, ratios are annualized.

(5)
For the year ended November 30, 2008, total expenses exclude 0.4% relating to bad debt expense for the ratio of expenses to average net assets and 0.3% for the ratio of expenses to average total assets.

(6)
For the year ended November 30, 2008, the Company accrued deferred income tax benefits of $33,264 (15.5% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it cannot be predicted whether the Company will incur a benefit in the future, a deferred income tax expense of 0.00% has been assumed.

(7)	Not annualized.
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)
1. ORGANIZATION
Kayne Anderson Energy Development Company (the “Company”) was organized as a Maryland corporation on May 24, 2006. The Company is an externally managed, non-diversified closed-end management investment company. The Company commenced investment operations on September 21, 2006. The Company’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KED.” For the fiscal year ended November 30, 2007 and prior periods, the Company was treated as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Since December 1, 2007, the Company has been taxed as a corporation. See Note 5 — Income Taxes. From inception through July 6, 2010, the Company had elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). On July 7, 2010 the Company withdrew such election. See Note 11 — Subsequent Events.
The Company’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. The Company seeks to achieve this objective by investing at least 80% of its total assets in securities of companies that derive the majority of their revenue from activities in the energy industry (“Energy Companies”), including: (a) Midstream Energy Companies, which are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products; (b) Upstream Energy Companies, which are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs; and (c) Other Energy Companies, which are businesses engaged in owning, leasing, managing, producing, processing and selling of coal and coal reserves; the marine transportation of crude oil, refined petroleum products, liquefied natural gas, as well as other energy-related natural resources using tank vessels and bulk carriers; and refining, marketing and distributing refined energy products, such as motor gasoline and propane, to retail customers and industrial end-users.
2. SIGNIFICANT ACCOUNTING POLICIES
A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.
B. Calculation of Net Asset Value — The Company determines its net asset value as of the close of regular session trading on the NYSE no less frequently than the last business day of each quarter. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any borrowings) by the total number of common shares outstanding.
C. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Energy debt securities that are considered corporate bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For energy debt securities that are considered corporate bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell energy debt securities at the quoted prices due to the lack of liquidity for these securities.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)
Exchange-traded options and futures contracts are valued at the last sale price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of trading on such exchange.
The Company’s portfolio includes securities that are privately issued or illiquid. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in good faith by the board of directors of the Company under a valuation policy and a consistently applied valuation process. Unless otherwise determined by the board of directors, the following valuation process, approved by the board of directors, is used for such securities:
•	Investment Team Valuation. The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA”) responsible for the portfolio investments.
•
Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of KAFA. Such valuations are submitted to the Valuation Committee (a committee of the board of directors) on a quarterly basis.

•
Valuation Committee. The Valuation Committee meets each quarter to consider new valuations presented by KAFA, if any, which were made in accordance with procedures adopted by the board of directors in such quarter. The Valuation Committee’s valuation determinations are subject to ratification by the board.

•
Valuation Firm. No less frequently than quarterly, a third-party valuation firm engaged by the board of directors reviews the valuation methodologies and calculations employed for these securities. The independent valuation firm provides third-party valuation consulting services to the board of directors which consist of certain limited procedures that the Company identified and requested them to perform. For the six months ended May 31, 2010, the independent valuation firm provided limited procedures on investments in five portfolio companies, comprising approximately 48.1% of the total investments as of May 31, 2010. Upon completion of the limited procedures, the independent valuation firm concluded that the fair value of those investments subjected to the limited procedures did not appear to be unreasonable.

•
Board of Directors Determination. The board of directors considers the valuations provided by KAFA and the Valuation Committee and ratifies valuations for the applicable securities at each quarterly board meeting. The board of directors considers the reports provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

During the course of such valuation process, whenever possible, privately-issued equity and debt investments are valued using comparisons of valuation ratios of the portfolio companies that issued such equity and debt securities to any peer companies that are publicly traded. The value derived from this analysis is then discounted to reflect the illiquid nature of the investment. The Company also utilizes comparative information such as acquisition transactions, public offerings or subsequent equity sales to corroborate its valuations. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments in privately-issued securities may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.
Factors that the Company may take into account in fair value pricing its investments include, as relevant, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities, the nature and realizable value of any collateral and other relevant factors.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)
Unless otherwise determined by the board of directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) will be valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount will initially be equal in amount to the discount negotiated at the time of purchase. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, KAFA will determine an applicable discount in accordance with a methodology approved by the Valuation Committee.
At May 31, 2010, the Company held 58.0% of its net assets applicable to common stockholders (44.0% of total assets) in securities that were fair valued pursuant to the procedures adopted by the board of directors. The aggregate fair value of these securities at May 31, 2010 was $100,065. See Note 8 — Restricted Securities.
At November 30, 2009, the Company held 58.9% of its net assets applicable to common stockholders (43.9% of total assets) in securities that were fair valued pursuant to the procedures adopted by the board of directors. The aggregate fair value of these securities at November 30, 2009 was $99,192. See Note 8 — Restricted Securities.
D. Repurchase Agreements — The Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.
E. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.
F. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.
Interest rate swap contracts. The Company may use interest rate swap contracts to hedge against increasing interest expense on its leverage resulting from increases in short term interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.
Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.
Option contracts. The Company is exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)
The Company would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The Company would ordinarily realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.
The Company may also write (sell) call options with the purpose of generating income or reducing its ownership of certain securities. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price.
When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.
G. Return of Capital Estimates — Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from MLPs and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.
The following table sets forth the Company’s estimated return of capital for distributions received from its public and private MLPs, both as a percentage of total distributions and in thousands of dollars. The return of capital portion of the distributions is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments and increases Net Realized Gains and Net Change in Unrealized Gains in each of the comparative periods.

	Three Months Ended		Six Months Ended
	May 31,	May 31,	May 31,	May 31,
	2010	2009	2010	2009
Estimated return of capital portion of distributions received	84%	89%	82%	89%
Return of capital — attributable to Net Realized Gains	$1,147	$1,902	$2,019	$2,471
Return of capital — attributable to Net Change in Unrealized Gains	1,075	1,504	2,266	5,059

Total return of capital	$2,222	$3,406	$4,285	$7,530

H. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts to the extent that such amounts are expected to be collected. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.
Many of the Company’s debt securities were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)
During the three and six months ended May 31, 2010, the Company recognized no interest income related to its investment in ProPetro Services, Inc. (“ProPetro”). During this period, the Company discontinued the non-cash accretion of the discount to par value of the debt security based on its expectation that it will not realize par value on its investment.
During the three and six months ended May 31, 2009, the Company recognized interest income of $110 and $212 related to its debt investment in ProPetro. This interest income was the result of the non-cash accretion of the discount to par value of this debt security. The Company also recognized an equal and offsetting unrealized loss related to the original discount on the Company’s investment in ProPetro.
The Company’s stock dividends and distributions consist of additional units of Direct Fuels Partners, L.P., Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. The additional units are not reflected in investment income during the period received but are recorded as unrealized gains upon receipt. During each of the fiscal periods set forth below, the Company received the following stock dividends in total from Direct Fuels Partners, L.P., Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC.

	Three Months Ended		Six Months Ended
	May 31,	May 31,	May 31,	May 31,
	2010	2009	2010	2009
Direct Fuels Partners, L.P.	$1,218	$—	$2,429	$—
Enbridge Energy Management, L.L.C.	60	25	86	49
Kinder Morgan Management, LLC	7	35	43	71

Total stock dividends	$1,285	$60	$2,558	$120

I. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. The estimated characterization of the distributions paid to common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the common stock distributions made for the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, it may differ from the preliminary estimates.
J. Income Taxes —The Company is taxed as a corporation and pays federal and applicable state corporate taxes on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)
The Company may rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability (asset).
The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of May 31, 2010, the Company does not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.
K. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
L. Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.
Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.
Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.
3. QUALIFYING ASSETS UNDER THE 1940 ACT
Prior to July 7, 2010, the Company had elected to be treated as a BDC under the 1940 Act. See Note 11 — Subsequent Events. As a BDC under the 1940 Act, the Company was generally prohibited from acquiring assets other than qualifying assets unless at least 70% of its total assets, excluding deferred taxes, were qualifying assets under the 1940 Act. The Company makes investments in eligible portfolio companies (“EPC”) and other qualifying assets. EPCs generally include various domestic private companies and related investments, but also include certain public companies with outstanding common equity with a total market value of less than $250 million.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)
As of May 31, 2010 and November 30, 2009, the percentages of the Company’s EPCs and other qualifying assets compared to total assets (excluding deferred taxes) are set forth below.

	May 31,	November 30,
	2010	2009
	(Unaudited)
Qualifying assets:
Private MLPs	$94,609	$94,515

Publicly traded MLP and MLP Affiliate investments:
Capital Products Partners L.P.(1)	—	555
Eagle Rock Energy Partners, L.P. (2)	7,918	5,950
Global Partners LP(1)	355	392
Navios Maritime Partners L.P. (1)	—	792
Quicksilver Gas Services LP(1)	244	281
TransMontaigne Partners L.P. (1)	1,299	1,198

	9,816	9,168

Other equity:
PostRock Energy Corporation (3)	703	—

Energy debt investments	39,123	36,737
Repurchase agreement and deposits with brokers	7,230	4,710
Receivable for securities sold	2,297	14

Qualifying assets	$153,778	$145,144

Total assets:
Total assets	$227,484	$226,020
Less: deferred income tax asset	(14,789)	(20,135)

Total assets, net	$212,695	$205,885

Qualifying assets as a percentage of total assets	72.3%	70.5%

(1)	Securities of publicly traded MLPs were designated as EPCs since their total market capitalization was less than $250 million within the 60-day period prior to their purchase.

(2)
Represents units received as partial consideration related to the sale of Millennium Midstream Partners, L.P. , which was a Private MLP investment, to Eagle Rock on October 1, 2008. BDC rules consider securities received as consideration from the sale of an EPC to be an EPC.

(3)
The Company’s private MLP investment in Quest was converted to publicly traded common shares of PostRock following the merger of three related entities — Quest Resource Corporation, Quest Energy Partners, L.P. and Quest. BDC rules consider securities converted from an EPC to be an EPC.

4. FAIR VALUE
As required by the Fair Value Measurement and Disclosures of the FASB Accounting Standards Codification, the Company has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)
The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories:
•	Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Company has access at the date of measurement.
•
Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•
Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment. For instance, the Company’s repurchase agreements, which are collateralized by U.S. Treasury notes, are generally high quality and liquid; however, the Company reflects these repurchase agreements as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
The following table presents our assets measured at fair value on a recurring basis at May 31, 2010.

		Quoted Prices in	Prices with Other	One or More
		Active Markets	Observable Inputs	Unobservable Inputs
Assets at Fair Value	Total	(Level 1)	(Level 2)	(Level 3)
Equity investments	$161,795	$65,730	$—	$96,065
Energy debt investments	39,123	—	35,123	4,000
Repurchase agreement	7,230	—	7,230	—

Total assets at fair value	$208,148	$65,730	$42,353	$100,065

The following table presents our assets measured at fair value on a recurring basis at November 30, 2009.

		Quoted Prices in	Prices with Other	One or More
		Active Markets	Observable Inputs	Unobservable Inputs
Assets at Fair Value	Total	(Level 1)	(Level 2)	(Level 3)
Equity investments	$161,112	$64,420	$—	$96,692
Energy debt investments	39,247	—	36,747	2,500
Repurchase agreement	4,710	—	4,710	—

Total assets at fair value	$205,069	$64,420	$41,457	$99,192

The Company did not have any liabilities that were measured at fair value on a recurring basis at May 31, 2010 or November 30, 2009.
In January 2010, the FASB Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU 2010-06 amends FASB Accounting Standards Codification Topic, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact that ASU No. 2010-06 will have on its financial statement disclosures.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)
The following table presents our assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and six months ended May 31, 2010.

	Three Months Ended May 31, 2010
	Total	Energy Debt	Equity
Balance — February 28, 2010	$98,765	$4,000	$94,765
Transfers out of Level 3	(2,390)	—	(2,390)
Realized gains (losses)	—	—	—
Unrealized gains, net	1,016	—	1,016
Purchases, issuances or settlements	2,674	—	2,674

Balance — May 31, 2010	$100,065	$4,000	$96,065

	Six Months Ended May 31, 2010
	Total	Energy Debt	Equity
Balance — November 30, 2009	$99,192	$2,500	$96,692
Transfers out of Level 3	(3,890)	—	(3,890)
Realized gains (losses)	—	—	—
Unrealized gains (losses), net	878	1,500	(622)
Purchases, issuances or settlements	3,885	—	3,885

Balance — May 31, 2010	$100,065	$4,000	$96,065

The $1,016 and $878 of unrealized gains, net, presented in the tables above relate to investments that are still held at May 31, 2010, and the Company presents these unrealized gains on the Statement of Operations — Net Change in Unrealized Gains (Losses).
The transfers out of Level 3 for the three and six months ended May 31, 2010 relate primarily to the conversion of Quest to PostRock and the release of the Company’s unregistered common units of Eagle Rock from escrow on April 1, 2010.
The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at May 31, 2010, February 28, 2010, or November 30, 2009.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)
The following table presents our assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and six months ended May 31, 2009.

	Three Months Ended May 31, 2009
	Total	Energy Debt	Equity
Balance — February 28, 2009	$103,495	$4,500	$98,995
Transfers out of Level 3	(7,936)	—	(7,936)
Realized gains (losses)	—	—	—
Unrealized gains (losses), net	1,431	—	1,431
Purchases, issuances or settlements	1,929	—	1,929

Balance — May 31, 2009	$98,919	$4,500	$94,419

	Six Months Ended May 31, 2009
	Total	Energy Debt	Equity
Balance — November 30, 2008	$114,708	$10,000	$104,708
Transfers out of Level 3	(8,390)	—	(8,390)
Realized gains (losses)	—	—	—
Unrealized gains (losses), net	(9,328)	(5,500)	(3,828)
Purchases, issuances or settlements	1,929	—	1,929

Balance — May 31, 2009	$98,919	$4,500	$94,419

The $1,431 of unrealized gains, net, and $9,328 of unrealized losses, net, presented in the tables above for the three and six months ended May 31, 2009 relate to investments that were still held at May 31, 2009, and the Company presents these unrealized gains (losses) on the Statement of Operations — Net Change in Unrealized Gains (Losses).
5. INCOME TAXES
Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. Components of the Company’s deferred tax assets and liabilities are as follows:

	May 31,
	2010	November 30,
	(Unaudited)	2009
Deferred tax assets:
Organizational costs	$17	$18
Net operating loss carryforwards	1,914	2,442
Net capital loss carryforwards	5,033	7,333
Net unrealized losses on investment securities	10,249	11,703
Deferred tax liabilities:
Basis reductions resulting from estimated return of capital	(2,424)	(1,361)

Total net deferred tax asset	$14,789	$20,135

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)
At May 31, 2010 the Company had a federal net operating loss carryforward of $5,364 (deferred tax asset of $1,837). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. If not utilized, $5,364 of the net operating loss carryforward will expire in 2028. In addition, the Company has state net operating losses which total approximately $3,350 (deferred tax asset of $77). These state net operating losses expire in 2014 through 2028.
At May 31, 2010, the Company had a capital loss carryforward of $13,775 (deferred tax asset of $5,033). Realization of the capital loss carryforwards are dependent on generating sufficient capital gains prior to the expiration of the capital loss carryforward in 2014.
The Company periodically reviews the recoverability of its deferred tax asset based on the weight of objective evidence and the criterion of whether it is more likely than not that the asset would be utilized under the FASB Accounting for Income Tax Codification. The Company’s analysis of the need for a valuation allowance considers the occurrence of a cumulative loss over the three year period ended November 30, 2009 and through second quarter 2010. A significant portion of the Company’s net pre-tax losses related to unrealized depreciation of investments that occurred during fourth quarter 2008 as a result of the unprecedented decline in the overall financial, commodity and MLP markets.
When assessing the recoverability of its deferred tax asset, significant weight was given to the Company’s forecast of future taxable income, which is based principally on the expected continuation of cash distributions from the Company’s MLP holdings and interest income from its energy debt holdings at or near current levels. Consideration was also given to the effects of potential additional future realized and unrealized losses on investments and the period over which these deferred tax assets can be realized, as the expiration period for the federal tax loss carryforwards is 18 years.
Based on the Company’s assessment, it has determined that it is more likely than not that the net deferred tax asset will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s net deferred tax asset.
The Company will continue to assess the need for a valuation allowance in the future. The Company will review its financial forecasts in relation to actual results and expected trends on an ongoing basis. Unexpected significant decreases in cash distributions from the Company’s MLP holdings or significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax asset and would likely result in a valuation allowance. If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.
As of May 31, 2010 and November 30, 2009, the identified cost of investments for federal income tax purposes was $235,447 and $236,370, respectively. The cost basis of investments includes a $12,187 and $13,608 reduction in basis attributable to the Company’s portion of the allocated losses from its MLP investments at May 31, 2010 and November 30, 2009, respectively. Gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	May 31, 2010 (Unaudited)	November 30, 2009

Gross unrealized appreciation of investments	$28,283	$22,300
Gross unrealized depreciation of investments	(55,582)	(53,601)

Net unrealized depreciation before tax	$(27,299)	$(31,301)

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)
For the six months ended May 31, 2010 and 2009, the Company’s effective tax rate was 36.5% and 37.0%, respectively. Components of the Company’s income tax benefit (expense) for the following comparative periods were as follows:

	Three Months Ended		Six Months Ended
	May 31,	May 31,	May 31,	May 31,
	2010	2009	2010	2009
Deferred income tax benefit — net investment loss	$224	$204	$346	$396
Deferred income tax benefit (expense) — realized losses (gains)	(1,869)	3,970	(3,722)	4,882
Deferred income tax benefit (expense) — unrealized losses (gains)	736	(9,056)	(1,970)	(7,196)

Income tax expense	$(909)	$(4,882)	$(5,346)	$(1,918)

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of May 31, 2010, the Company did not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.
6. AGREEMENTS AND AFFILIATIONS
A. Administration Agreement — The Company has entered into an Administration Agreement (the “Administration Agreement”) with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the Administration Agreement, Ultimus will provide certain administrative services for the Company. The Administration Agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the Administration Agreement.
B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which the Company has material future rights and commitments. Pursuant to the investment management agreement, KAFA has agreed to serve as investment adviser. Payments under the investment management agreement include a base management fee and reimbursement of certain expenses.
Base Investment Management Fee. The Company pays an amount equal on an annual basis to 1.75% of average total assets to KAFA as compensation for services rendered. This amount is payable each quarter after the end of the quarter. For purposes of calculating the base management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Total assets (excluding deferred taxes) shall equal gross asset value (which includes assets attributable to or proceeds from the use of leverage instruments), minus the sum of accrued and unpaid distributions on common and preferred stock and accrued liabilities (other than liabilities associated with leverage and deferred taxes). Liabilities associated with leverage include the principal amount of any borrowings, commercial paper or notes that the Company may issue, the liquidation preference of outstanding preferred stock, and other liabilities from other forms of leverage such as short positions and put or call options held or written by the Company.
The Company’s management fees for the comparative financial periods are as follows:

	Three Months Ended		Six Months Ended
	May 31,	May 31,	May 31,	May 31,
	2010	2009	2010	2009
Base management fees	$945	$776	$1,858	$1,553

Following stockholder approval on June 30, 2010, the Company withdrew its election to be treated as a BDC under the 1940 Act on July 7, 2010. In conjunction with this withdrawal, the Company amended its investment management agreement and is no longer subject to the incentive fee provisions of the prior agreement. There will be no change in the base management fee payable to KAFA. See Note 11 — Subsequent Events.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)
C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would “control” a portfolio company if the Company owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.
The Company believes that there is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which the Company invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.
In light of the ambiguity of the definition of voting securities, the Company does not intend to treat any class of limited partnership interests that it holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Company has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Company believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.
Affiliated Investments.
Direct Fuels Partners, L.P. — At May 31, 2010, the Company held a 39.4% limited partnership interest in Direct Fuels Partners, L.P. (“Direct Fuels”). The Company believes that the limited partnership interests of Direct Fuels should not be considered voting securities for purposes of the 1940 Act because of the limited scope and character of the rights of such securities. The Company’s President and Chief Executive Officer serves as a director on the board of the general partner for Direct Fuels. Although the Company does not own any interest in the general partner of Direct Fuels, it believes that it may be an affiliate of Direct Fuels under the 1940 Act by virtue of its participation on the board of the general partner.
International Resource Partners LP — At May 31, 2010, the Company held a 24.1% limited partnership interest in International Resource Partners LP (“IRP”). The Company believes that the limited partnership interests of IRP should not be considered voting securities for purposes of the 1940 Act because of the limited scope and character of the rights of such securities. The Company’s President and Chief Executive Officer serves as a director on the advisory board of the general partner for IRP. Although the Company does not own any interest in the general partner of IRP, it believes that it may be an affiliate of IRP under the 1940 Act by virtue of its participation on the advisory board of the general partner.
Plains All American Pipeline, L.P. — Robert V. Sinnott is a member of the Company’s board of directors and a senior executive of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC, the general partner of Plains All American Pipeline, L.P. Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own units of Plains All American GP LLC. Various advisory clients of KACALP and KAFA, including the Company, own units in Plains All American Pipeline, L.P. The Company believes that it is an affiliate of Plains All American, L.P. under the 1940 Act by virtue of the ownership interests in the general partner by the Company’s affiliates.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)
VantaCore Partners LP — At May 31, 2010, the Company held a 32.0% limited partnership interest in VantaCore Partners LP (“VantaCore”). The Company believes that the limited partnership interests of VantaCore should not be considered voting securities for purposes of the 1940 Act because of the limited scope and character of the rights of such securities. One of the Company’s Senior Vice Presidents serves as Chairman of the board of directors of the general partner for VantaCore. Although the Company does not own any interest in the general partner of VantaCore, it believes that it may be an affiliate of VantaCore under the 1940 Act by virtue of its participation on the board of the general partner.
7. INVESTMENT TRANSACTIONS
For the six months ended May 31, 2010, the Company purchased and sold securities in the amount of $35,988 and $46,941 (excluding short-term investments). For the six months ended May 31, 2009, the Company purchased and sold securities in the amount of $14,264 and $20,743 (excluding short-term investments).
8. RESTRICTED SECURITIES
From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act, and cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)
At May 31, 2010, the Company held the following restricted securities.

				Number of
				Units,
				Warrants, or			Fair Value	Percent	Percent
		Acquisition	Type of	Principal ($)		Fair	per Unit/	of Net	of Total
Investment	Security	Date	Restriction	(in 000s)	Cost Basis	Value	Warrant	Assets	Assets

Direct Fuels Partners, L.P. (1)	Class A Common Units	6/11/07	(2)	2,500	$41,817	$25,000	$10.00	14.5%	11.0%
Direct Fuels Partners, L.P.	Class A Convertible Preferred Units(3)	5/14/09	(2)	96	1,952	1,646	17.07	1.0	0.7
Direct Fuels Partners, L.P.	Class B Convertible Preferred Units(3)	8/25/09	(2)	27	538	468	17.42	0.3	0.2
Direct Fuels Partners, L.P.	Class C Convertible Preferred Units(3)	11/20/09	(2)	20	408	373	18.34	0.2	0.2
Direct Fuels Partners, L.P.	Class D Preferred Units	(4)	(2)	121	—	2,490	20.50	1.4	1.1
Eagle Rock Energy Partners, L.P.(5)	Rights	5/27/10	(2)	433	2,427	1,456	3.36	0.8	0.6
International Resource Partners LP(6)	Class A Units	6/12/07	(2)	1,500	27,556	39,000	26.00	22.6	17.1
ProPetro Services, Inc.	Warrants	2/15/07	(2)	2,905	2,469	—	—	—	—
ProPetro Services, Inc.	Secured Term Loan	2/15/07	(2)	$35,000	33,320	4,000	n/a	2.3	1.8
VantaCore Partners LP (7)	Class A Common Units	5/21/07, 8/04/08	(2)	1,465	23,187	25,632	17.50	14.9	11.3

Total of securities valued in accordance with procedures established by the board of directors(8)					$133,674	$100,065		58.0%	44.0%

Antero Resources Finance Corp	Senior Notes	(9)	(2)	$9,500	$9,605	$9,310	n/a	5.4%	4.1%
Energy Future Holdings Corp	Senior Notes	(9)	(2)	$3,000	3,109	2,985	n/a	1.7	1.3
Hilcorp Energy Company	Senior Notes	(9)	(2)	$2,885	2,772	2,813	n/a	1.6	1.2
Hilcorp Energy Company	Senior Notes	(9)	(2)	$1,700	1,672	1,649	n/a	1.0	0.7
NFR Energy LLC	Senior Notes	(9)	(2)	$2,000	1,975	1,870	n/a	1.1	0.8
Niska Gas Storage US LLC	Senior Notes	(9)	(2)	$2,500	2,511	2,513	n/a	1.5	1.1
North American Energy Alliance LLC	Senior Notes	(9)	(2)	$1,000	978	1,022	n/a	0.6	0.5
Texas Competitive Electric Holdings	Secured Term Loan	(9)	(2)	$9,150	7,105	7,091	n/a	4.1	3.1
Trident Resources Corp	Warrants	(9)	(2)	100	411	—	—	—	—

Total of securities valued by prices provided by market maker or independent pricing service					$30,138	$29,253		17.0%	12.8%

Total of all restricted securities					$163,812	$129,318		75.0%	56.8%

(1)	The Company’s investment in Direct Fuels includes 200 incentive distribution rights (20% of total outstanding incentive distribution rights) for which the Company does not assign a value.

(2)	Unregistered security.

(3)
The Direct Fuels Convertible Preferred Units consist of three classes — Class A, B and C. Each class has a liquidation preference of $20.00 per unit and is convertible into Class A Common Units. The Class A Preferred Units are convertible into Class A Common Units at a price of $20.00 per unit. The Class B Preferred Units are convertible into Class A Common Units at a price of $18.50 per unit. The Class C Preferred Units are convertible into Class A Common Units at a price of $15.50 per unit.

(4)
The Direct Fuels Class D Preferred Units are senior to Direct Fuels’ Convertible Preferred Units and Class A Common Units. The Class D Preferred Units are being issued by Direct Fuels to the holders of common units and preferred units in lieu of cash distributions.

(5)
The Company received transferable subscription rights from Eagle Rock at a ratio of 0.35 right per common unit on May 27, 2010. Each right entitles the Company to purchase from Eagle Rock at an exercise price of $2.50 one common unit and one warrant to purchase one additional common unit of Eagle Rock. The rights began trading publicly on the NASDAQ on June 1, 2010.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

(6)	The Company’s investment in IRP includes 10 incentive distribution rights (10% of total outstanding incentive distribution rights) for which the Company does not assign a value.

(7)	The Company’s investment in VantaCore includes 1,823 incentive distribution rights (18% of total outstanding incentive distribution rights) for which the Company does not assign a value.

(8)
Restricted securities that represent Level 3 categorization where reliable market quotes are not readily available. Securities are valued in accordance with the procedures established by the board of directors. See Note 2 — Significant Accounting Policies.

(9)
Restricted securities that represent Level 2 categorization. These securities were acquired at various dates throughout the six months ended May 31, 2010 and in prior years. Securities are valued using prices provided by a principal market maker, syndicate bank or an independent pricing service. See Note 2 — Significant Accounting Policies.

At November 30, 2009, the Company held the following restricted securities.

				Number of
				Units,
				Warrants, or			Fair Value	Percent	Percent
		Acquisition	Type of	Principal ($)	Cost	Fair	per Unit/	of Net	of Total
Investment	Security	Date	Restriction	(in 000s)	Basis	Value	Warrant	Assets	Assets

Copano Energy, L.L.C.	Class D Units	3/14/08	(1)	76	$2,000	$1,491	$19.62	0.9%	0.6%
Direct Fuels Partners, L.P. (2)	Class A Common Units	6/11/07	(3)	2,500	41,817	30,000	12.00	17.8	13.3
Direct Fuels Partners, L.P.	Class A Convertible Preferred Units	5/14/09	(3)	96	1,952	1,765	18.39	1.1	0.8
Direct Fuels Partners, L.P.	Class B Convertible Preferred Units	8/25/09	(3)	27	538	503	18.63	0.3	0.2
Direct Fuels Partners, L.P.	Class C Convertible Preferred Units	11/20/09	(3)	20	406	402	20.10	0.2	0.2
Eagle Rock Energy Partners, L.P.	Common Units	10/01/08	(4)	148	1,563	686	4.64	0.4	0.3
International Resource Partners LP(5)\	Class A Units	6/12/07	(3)	1,500	28,193	34,500	23.00	20.5	15.3
ProPetro Services, Inc.	Warrants	2/15/07	(3)	2,905	2,469	—	—	—	—
ProPetro Services, Inc.	Secured Term Loan	2/15/07	(3)	$35,000	33,320	2,500	n/a	1.5	1.1
Quest Midstream Partners, L.P.	Common Units	10/30/07	(3)	361	6,584	1,713	4.75	1.0	0.8
VantaCore Partners LP (6)	Class A Common Units	5/21/07, 8/04/08	(3)	1,465	24,530	25,632	17.50	15.2	11.3

Total of securities valued in accordance with procedures established by the board of directors(7)					$143,372	$99,192		58.9%	43.9%

Antero Resources Finance Corp	Senior Notes	(8)	(3)	$7,500	$7,527	$7,519	n/a	4.5%	3.3%
Athabasca Oil Sands Corp	Senior Notes	(8)	(3)	$2,500	2,434	2,510	n/a	1.5	1.1
Dresser, Inc.	Secured Term Loan	(8)	(3)	$5,000	4,834	4,575	n/a	2.7	2.0
Drummond Company, Inc.	Senior Notes	(8)	(3)	$4,000	3,500	3,770	n/a	2.2	1.7
Energy Future Holdings Corp	Secured Term Loan	(8)	(3)	$9,209	6,968	6,861	n/a	4.1	3.0
Hilcorp Energy Company	Senior Notes	(8)	(3)	$6,585	6,065	6,338	n/a	3.8	2.8
North American Energy Alliance LLC	Senior Notes	(8)	(3)	$1,000	977	1,042	n/a	0.6	0.5
Trident Resources Corp	Warrants	(8)	(3)	100	411	—	—	—	—

Total of securities valued by prices provided by market maker or independent pricing service					$32,716	$32,615		19.4%	14.4%

Total of all restricted securities					$176,088	$131,807		78.3%	58.3%

(1)
Unregistered security of a publicly traded company for which there is currently no established market. The Class D Units of Copano Energy, L.L.C. are expected to convert to public units in February 2010.

(2)	The Company’s investment in Direct Fuels includes 200 incentive distribution rights (20% of total outstanding incentive distribution rights) for which the Company does not assign a value.

(3)	Unregistered security.

(4)	Unregistered Common Units were placed in escrow for a period of 18 months following the sale of Millennium Midstream Partners, L.P. (the escrow account was released on April 1, 2010).

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

(5)	The Company’s investment in IRP includes 10 incentive distribution rights (10% of total outstanding incentive distribution rights) for which the Company does not assign a value.

(6)	The Company’s investment in VantaCore includes 1,823 incentive distribution rights (18% of total outstanding incentive distribution rights) for which the Company does not assign a value.

(7)
Restricted securities that represent Level 3 categorization where reliable market quotes are not readily available. Securities are valued in accordance with the procedures established by the board of directors. See Note 2 — Significant Accounting Policies.

(8)
Restricted securities that represent Level 2 categorization. These securities were acquired at various dates throughout the year ended November 30, 2009 and in prior years. Securities are valued using prices provided by a principal market maker, syndicate bank or an independent pricing service. See Note 2 — Significant Accounting Policies.

9. SENIOR SECURED REVOLVING CREDIT FACILITY
On March 30, 2010, the Company replaced its then existing senior secured revolving credit facility with an amended and restated senior secured revolving credit facility (the “Credit Facility”). The Credit Facility has availability of $70,000 and a three year commitment maturing on March 30, 2013. Outstanding loan balances accrue interest daily at a rate equal to LIBOR plus 2.00% based on current borrowings and the current borrowing base. If borrowings exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in public MLPs and investments in bank debt and high yield bonds which are traded), the interest rate will increase to LIBOR plus 3.00%. The Company paid an upfront fee of 0.50% on the $70,000 commitment and will pay a commitment fee of 0.50% per annum on any unused amounts of the Credit Facility.
The obligations under the Credit Facility are collateralized by substantially all of the Company’s assets and are guaranteed by any of the Company’s future subsidiaries, other than special purpose subsidiaries. The Credit Facility contains affirmative and reporting covenants and certain financial ratio and restrictive covenants, including: (a) maintaining a ratio, on a consolidated basis, of total assets (excluding deferred tax assets) less liabilities (other than indebtedness and deferred tax liabilities) to aggregate indebtedness of the Company of not less than 2.50:1.0, (b) maintaining the value of the portion of the Company’s portfolio that can be converted into cash within specified time periods and valuations at no less than 10% of the principal amount outstanding under the Credit Facility during any period when adjusted outstanding principal amounts exceed a specified threshold percentage of the Company’s adjusted borrowing base, (c) maintaining consolidated net assets at each fiscal quarter end of not less than the greater of: 40% of the consolidated total assets of the Company and its subsidiaries, and $70,000 plus 25% of the net proceeds from any sales of equity securities by the Company and its subsidiaries subsequent to the closing of the Credit Facility, (d) limitations on additional indebtedness, (e) limitations on liens, (f) limitations on mergers and other fundamental changes, (g) limitations on dividends and other specified restricted payments, (h) limitations on disposition of assets, (i) limitations on transactions with affiliates, (j) limitations on agreements that prohibit liens on properties of the Company and its subsidiaries, (k) limitations on sale and leaseback transactions, (l) limitations on specified hedging transactions, (m) limitations on changes in accounting treatment and reporting practices, (n) limitations on specified amendments to the Company’s investment management agreement during the continuance of a default, (o) limitations on the aggregate amount of unfunded commitments, and (p) limitations on establishing deposit, securities or similar accounts not subject to control agreements in favor of the lenders. The Credit Facility also contains customary representations and warranties and events of default.
Under the terms of the Credit Facility, if an investment becomes non-performing, it will reduce the Company’s borrowing base and could cause the Company to be in default under the terms of its loans under the Credit Facility. Debt investments are generally characterized as non-performing if such investments are in default of any payment obligations and private MLP equity investments are generally characterized as non-performing if such investments fail to pay distributions, in their most recent fiscal quarter, that are greater than 80% of their minimum quarterly distribution amount.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)
Under the terms of the Credit Facility, if borrowings exceed 90% of borrowing base, the Company is restricted in paying distributions to stockholders to no more than the amount of Distributable Cash Flow for the current and prior three quarters. As of May 31, 2010, the Company had $52,000 borrowed under its Credit Facility (at an interest rate of 2.28%), which represented 69.7% of its borrowing base of $74,624. As of November 30, 2009, the Company had $56,000 borrowed under its former credit facility (at an interest rate of 1.48%), which represented 65.9% of its borrowing base of $85,033. The maximum amount that the Company can borrow under its Credit Facility is limited to the lesser of the commitment amount of $70,000 and its borrowing base.
As of May 31, 2010, the Company was in compliance with all financial and operational covenants required by the Credit Facility.
10. COMMON STOCK
The Company has 200,000,000 shares of common stock authorized. Transactions in common shares for the six months ended May 31, 2010 were as follows:

Shares outstanding at November 30, 2009	10,163,978
Shares issued through reinvestment of dividends and distributions	52,017

Shares outstanding at May 31, 2010	10,215,995

11. SUBSEQUENT EVENTS
On June 29, 2010, the Company declared its quarterly distribution of $0.30 per common share for the period March 1, 2010 through May 31, 2010, for a total of $3,065. The distribution is payable on July 29, 2010 to stockholders of record on July 16, 2010.
On June 30, 2010, the Company’s stockholders approved the withdrawal of its election to be treated as a BDC under the 1940 Act and on July 7, 2010, the Company filed the withdrawal with the SEC, which was effective upon receipt. In conjunction with the withdrawal, the Company’s investment management agreement with KAFA has been amended to remove the incentive fee paid to KAFA. The Company is also no longer subject to the requirement that 70% of its portfolio must be comprised of “qualifying assets,” which generally include domestic private companies.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
PRIVACY POLICY NOTICE
(UNAUDITED)
Kayne Anderson Energy Development Company (the “Company”) considers privacy to be fundamental to its relationship with its stockholders. The Company is committed to maintaining the confidentiality, integrity and security of the non-public personal information of its stockholders and potential investors. Accordingly, the Company has developed internal policies to protect confidentiality while allowing stockholders’ needs to be met. This notice applies to former as well as current stockholders and potential investors who provide the Company with nonpublic personal information.
The Company may collect several types of nonpublic personal information about stockholders or potential investors, including:
•
Information from forms that you may fill out and send to the Company or one of its affiliates or service providers in connection with an investment in the Company (such as name, address, and social security number);

•	Information you may give orally to the Company or one of its affiliates or service providers;

•	Information about your transactions with the Company, its affiliates, or other third parties, such as the amount stockholders have invested in the Company;

•	Information about any bank account stockholders or potential investors may use for transfers between a bank account and an account that holds or is expected to hold shares of its stock; and

•	Information collected through an Internet “cookie” (an information collecting device from a web server based on your use of a web site).
The Company may disclose all of the information it collects, as described above, to certain nonaffiliated third parties such as attorneys, accountants, auditors and persons or entities that are assessing its compliance with industry standards. Such third parties are required to uphold and maintain its privacy policy when handling your nonpublic personal information.
The Company may disclose information about stockholders or potential investors at their request. The Company will not sell or disclose your nonpublic personal information to anyone except as disclosed above or as otherwise permitted or required by law.
Within the Company and its affiliates, access to information about stockholders and potential investors is restricted to those personnel who need to know the information to service stockholder accounts. The personnel of the Company and its affiliates have been instructed to follow its procedures to protect the privacy of your information.
The Company reserves the right to change this privacy notice in the future. Except as described in this privacy notice, the Company will not use your personal information for any other purpose unless it informs you how such information will be used at the time you disclose it or the Company obtains your permission to do so.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)
Kayne Anderson Energy Development Company, a Maryland corporation (the “Company”), hereby adopts the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:
1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.
2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.
3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date.
4. The Board may, in its sole discretion, instruct the Company to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Company’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Company, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.
5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues the remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.
6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.
7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)
8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.
9. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.
10. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.
11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.
12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.
13. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.
14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.
15. These terms and conditions shall be governed by the laws of the State of Maryland.
Adopted: September 5, 2006
Amended: July 9, 2007
Amended: April 2, 2009

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION
(UNAUDITED)
The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:
•	without charge, upon request, by calling (888) 533-1232;

•	on the Company’s website, http://www.kaynefunds.com; and

•	on the website of the Securities and Exchange Commission, http://www.sec.gov.
Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge by August 31, 2010, upon request, by calling (888) 533-1232, and on the SEC’s website at http://www.sec.gov (see Form N-PX).
The Company intends to file a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q and Form N-30B-2. The Company’s Form N-Q and Form N-30B-2 will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. The Company will also make its Form N-Q and Form N-30B-2 available on its website at http://www.kaynefunds.com.

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors,
President and Chief Executive Officer
William R. Cordes	Director
Barry R. Pearl	Director
Albert L. Richey	Director
Robert V. Sinnott	Director
William L. Thacker	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Chief Compliance Officer and Secretary
J.C. Frey	Executive Vice President, Assistant
Secretary and Assistant Treasurer
James C. Baker	Executive Vice President
Ron M. Logan, Jr.	Senior Vice President

Investment Adviser	Administrator
KA Fund Advisors, LLC.	Ultimus Fund Solutions, LLC
717 Texas Avenue, Suite 3100	260 Madison Avenue, 8th Floor
Houston, TX 77002	New York, NY 10016

1800 Avenue of the Stars, Second Floor	Stock Transfer Agent and Registrar
Los Angeles, CA 90067	American Stock Transfer & Trust Company 59 Maiden Lane New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
JPMorgan Chase Bank, N.A.	PricewaterhouseCoopers LLP
14201 North Dallas Parkway, Second Floor	350 South Grand Avenue
Dallas, TX 75254	Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105
For stockholder inquiries, registered stockholders should call (800) 937-5449. For general inquiries, please call (888) 533-1232; or visit us on the web at http://www.kaynefunds.com.
This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Please see the schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Companies and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
None.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the 1940 Act) as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)(1)	Not applicable for semi-annual reports.

(a)(2)	Separate certifications of Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b)	Certification of Principal Executive and Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906 CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
Date: July 15, 2010	By:	/s/ Kevin S. McCarthy
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: July 15, 2010	By:	/s/ Kevin S. McCarthy
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer

Date: July 15, 2010	By:	/s/ Terry A. Hart
Terry A. Hart
Chief Financial Officer and Treasurer

Exhibit Index

(a)(1)	Not applicable for semi-annual reports.

(a)(2)	Separate certifications of Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b)	Certification of Principal Executive and Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906 CERT.